Benefit Plans (Net Periodic Benefit Cost (Income)) (Details) - Pension [Member] - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Service cost	$ 3.7	$ 6.1	$ 5.7
Interest cost	14.9	13.8	14.2
Expected return on assets	(20.1)	(21.2)	(22.8)
Defined Benefit Plan, Curtailments	0.0	0.0	5.6
Actuarial gain / (loss)	7.0	9.4	8.7
Prior service cost	1.8	1.4	1.5
Net Periodic benefit cost / (income) before adjustments	$ 7.3	$ 9.5	$ 12.9
Defined Benefit Plan, Assumptions Used Calculating Net Periodic Benefit Cost, Discount Rate	4.35%	3.66%	4.28%
Defined Benefit Plan, Assumptions Used Calculating Net Periodic Benefit Cost, Expected Long-term Rate of Return on Plan Assets	6.25%	6.25%	6.50%